ADMINISTRATION AGREEMENT

     This Administration Agreement, dated as of May 17, 2001, is made by and between WMECO Funding LLC, a Delaware limited liability company (together with any successor thereto permitted under the Note Indenture, as hereinafter defined, the "Note Issuer"), and Western Massachusetts Electric Company, a Massachusetts corporation, as Administrator (together with its permitted successors or assigns as administrator hereunder, the "Administrator").

                                  RECITALS

     A. WHEREAS, the Note Issuer is issuing the Notes pursuant to the Note Indenture dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Note Indenture"; capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Note Indenture), between the Note Issuer and The Bank of New York, as Note Trustee (in such capacity, together with its successors and assigns permitted under the Note Indenture, the "Note Trustee").

     B. WHEREAS, the Note Issuer has entered into certain agreements in connection with the issuance of the Notes, including (i) a Transition Property Purchase and Sale Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Sale Agreement"), between the Note Issuer and Western Massachusetts Electric Company, as Seller (in such capacity, the "Seller"),
(ii) a Transition Property Servicing Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Servicing Agreement"), between the Note Issuer and Western Massachusetts Electric Company, as Servicer (in such capacity, together with its successors and assigns permitted under the Servicing Agreement, the "Servicer"), (iii) an Underwriting Agreement dated as of May 14, 2001 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Underwriting Agreement"), among the Note Issuer, Western Massachusetts Electric Company, and the Underwriters named therein, (iv) the Note Indenture, (v) a Note Purchase Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Note Purchase Agreement") between the Note Issuer and The Bank of New York, as Certificate Trustee (in such capacity, the "Certificate Trustee") and (vi) a Fee and Indemnity Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Fee Agreement") among the Delaware Trustee, the Massachusetts Development Finance Agency, the Massachusetts Health and Educational Facilities Authority, the Certificate Trustee, the Note Issuer, and Massachusetts RRB Special Purpose Trust WMECO-1 (the "Trust") (the Sale Agreement, the Servicing Agreement, the Underwriting Agreement, the Note Indenture, the Note Purchase Agreement and the Fee Agreement are hereinafter referred to collectively as the "Related Agreements");

     C. WHEREAS, pursuant to the Related Agreements, the Note Issuer is required to perform certain duties in connection with the Notes and the collateral therefor pledged pursuant to the Note Indenture (the "Collateral") and to maintain its existence and comply with applicable laws;

     D. WHEREAS, the Note Issuer has no employees and does not intend to hire any employees, and consequently desires to have the Administrator perform certain duties of the Note Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Note Issuer may from time to time request; and

     E. WHEREAS, the Administrator has the capacity to provide the services and the facilities required hereby and is willing to perform such services and provide such facilities for the Note Issuer on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                 ARTICLE I.

                           Duties of Administrator

     Section 1.01. Appointment of Administrator: Acceptance of Appointment. The Note Issuer hereby appoints the Administrator, and the Administrator hereby accepts such appointment, to perform the Administrator's obligations pursuant to this Agreement on behalf of and for the benefit of the Note Issuer in accordance with the terms of this Agreement and applicable law.

     Section 1.02. Duties with Respect to the Related Agreements. Error! Bookmark not defined. The Administrator agrees to perform all its duties as Administrator hereunder in accordance with the terms of this Agreement and applicable law. In addition, the Administrator shall consult with the Note Issuer regarding the Note Issuer's duties under the Related Agreements.
Unless otherwise notified in writing by the Note Issuer, the Administrator shall prepare for execution by the Note Issuer, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file, obtain or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Note Issuer to take pursuant to the Note Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Note Indenture (references are to sections of the Note Indenture):

          (1)   the preparation of or obtaining of the Notes and or any other
     Note Issuer documents and instruments required for authentication of the Notes, if any, and delivery of the same to the Note Trustee for authentication (Sections 2.03 and 2.10);

          (2) the duty to cause the Note Register to be kept and, during any period of time when the Note Trustee is not the Note Registrar, to give the Note Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.05);

          (3) the fixing or causing to be fixed of any special record date and the notification of each affected Noteholder with respect to special record dates, payment dates, and the amount of defaulted interest (plus interest on such defaulted interest) to be paid, if any (Section 2.08(c));

          (4) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.11);

          (5) the duty to cause each newly appointed Paying Agent (other than the Note Trustee), if any, to deliver to the Note Trustee the instrument specified in the Note Indenture regarding its agreement with the Note Trustee (Section 3.03);

          (6) the direction to any Paying Agent to pay to the Note Trustee all sums held in trust by such Paying Agent (Section 3.03);

          (7) the preparation and filing of all documents and instruments necessary to maintain the Note Issuer's existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless the Note Issuer becomes, or any successor Note Issuer under the
     Note Indenture is or becomes, organized under the laws of any other State or of the United States of America, in which case the Administrator will prepare and file all documents and instruments necessary to maintain such Note Issuer's existence, rights and franchises under the laws of such other jurisdiction) (Section 3.04);

          (8) the obtaining and preservation of the Note Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Note Indenture, the Notes, the Collateral and each other instrument or agreement included in the Collateral (Section 3.04);

          (9) the preparation of all supplements and amendments to the Note Indenture, filings with the DTE pursuant to the Statute, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Note Indenture, necessary to protect the Collateral (Section 3.05);

          (10) the obtaining of the Opinions of Counsel and the delivery of such Opinions of Counsel, in accordance with Section 3.06 of the Note Indenture, as to the Collateral (Section 3.06);

          (11) the identification to the Note Trustee in an Officer's Certificate of any Person (other than the Administrator and the Servicer) with whom the Note Issuer has contracted to perform its duties under the Note Indenture (Section 3.07(b));

          (12) the preparation and filing of all documents required under the Statute relating to the transfer of the ownership interest and security interest in the Transition Property other than those required to be made by the Seller pursuant to the Related Agreements (Section 3.07(i));

          (13) the annual preparation and delivery of an Officer's Certificate to the Note Trustee, the Certificate Trustee, the Agencies and the Rating Agencies as to compliance with conditions and covenants under the Note Indenture (Section 3.09);

          (14) the preparation and obtaining of documents and instruments required for the release of the Note Issuer from its obligations under the Note Indenture (Section 3.11(b));

          (15) promptly after an Authorized Officer of the Administrator has actual knowledge thereof, the delivery of written notice to the Note Trustee, the Certificate Trustee, the Agencies and the Rating Agencies of each Event of Default under the Note Indenture, each Servicer Default by the Servicer under and as defined in the Servicing Agreement and each default by the Seller of its obligations under the Sale Agreement (Sections 3.07(d) and 3.20);

          (16) the preparation of or obtaining of an Officer's Certificate, an Opinion of Counsel and an Independent Certificate relating to (i) the satisfaction and discharge of the Note Indenture under Section 4.01 of the Note Indenture or (ii) the exercise of the Legal Defeasance Option or the Covenant Defeasance Option under Section 4.02 of the Note Indenture (Sections 4.01 and 4.02);

          (17) during any period when the Note Trustee is not the Note Registrar, the furnishing to the Note Trustee of a list of the names and addresses of Noteholders as required of the Note Issuer under Section
     7.01 of the Note Indenture (Section 7.01);

          (18) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Note Issuer, the Delaware Trustee or the Certificate Trustee (as the case may be), the filing with the Securities and Exchange Commission (the "SEC") and the Note Trustee of the annual reports and of the information, documents and other reports, including filings on behalf of the Trust pursuant to the Certificate Indenture, the Declaration of Trust or otherwise, required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the SEC and the transmission of such summaries, as necessary, to the Note Trustee (Sections 3.07(h) and 7.03);

          (19) the notification of the Note Trustee if and when the Notes are listed on any stock exchange (Section 7.04);

          (20) the opening of one or more segregated trust accounts in the Note Trustee's name, the preparation of Issuer Orders, and the obtaining of Opinions of Counsel and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Collection Account, the making of written requests to the Note Trustee for Operating Expenses due and payable before any Payment Date and the making of Issuer Requests to obtain the release of excess funds from the Capital Subaccount (Sections 8.02 and 8.03);

          (21) the preparation of Issuer Requests and Officers' Certificates and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections 8.04 and 8.05);

          (22) the preparation of Issuer Orders and the obtaining of Officers' Certificates with respect to the execution of supplemental indentures (Sections 9.01 and 9.02);

          (23) if required by the Note Trustee or the Note Issuer, the preparation of new Notes conforming to any supplemental indenture (Section 9.04);

          (24) the preparation and delivery of the written notification of the Note Issuer or, if requested by the Note Trustee, to be given by the Note Trustee of any redemption of the Notes as required under Section
     10.01 or 10.04 of the Note Indenture (Sections 10.01 and 10.04);

          (25) the preparation of all Officer's Certificates and obtaining of all Opinions of Counsel and Independent Certificates, if necessary, with respect to any requests by the Note Issuer to the Note Trustee to take any action under the Note Indenture (Section 11.01(a));

          (26) the preparation or obtainment and delivery of Officers' Certificates and Independent Certificates, if necessary, in connection with the deposit of any property with the Note Trustee that is to be made the basis for the release of property from the lien of the Note Indenture (Section 11.01(b));

          (27) the recording of the Note Indenture, if applicable, and the obtaining of an Opinion of Counsel in connection therewith (Section 11.14); and

          (28) the obtaining of evidence that the Rating Agency Condition shall have been satisfied whenever required to be obtained under the
     Note Indenture or other Related Agreement.

          (b) The Administrator shall also take all appropriate action that it is the duty of the Note Issuer to take pursuant to the Underwriting Agreement including, without limitation, the following matters (references are to sections of the Underwriting Agreement):

          (1) to the extent not already delivered, the delivery to the Representatives (as defined in the Underwriting Agreement) and counsel for the Underwriters under the Underwriting Agreement (the "Underwriters"), of copies of the Registration Statement (as defined in the Underwriting Agreement) (Section 5(a)(iv));

          (2) so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, the delivery to the Representatives and counsel for the Underwriters of as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request (Section 5(a)(iv));

          (3) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Note Issuer, the filing with the SEC of reports on Form SR as required by Rule 463 under the Act, and the delivery of such reports on Form SR, as filed with the SEC, to the Representatives (Section 5(a)(iv));

          (4) the preparation and, after execution by the Note Issuer, the filing of all documents and instruments necessary to qualify the Certificates for sale under the laws of such jurisdictions as the Representatives may designate, and the maintenance of such qualifications in effect so long as required for the distribution of the Certificates, subject to the qualifications, limitations and exceptions set forth in the Underwriting Agreement (Section 5(a)(v));

          (5) the arrangement for the determination of the legality of the Certificates for purchase by institutional investors (Section 5(a)(v));

          (6) to the extent not already performed by the Servicer, the delivery to the Representatives of the annual statements of compliance and the annual independent auditor's servicing reports furnished to the
     Note Issuer or the Note Trustee pursuant to the Servicing Agreement or the Note Indenture (Section 5(a)(vii));

          (7) so long as any of the Certificates are outstanding, and to the extent not already performed by the Servicer, the delivery to the Representatives of (i) a copy of any filings with the DTE pursuant to the Financing Order including, but not limited to, any Issuance Advice Letters and (ii) from time to time, any information concerning the Note Issuer to the extent readily available, that the Representatives may reasonably request (Section 5(a)(viii)); and

          (8) to the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(r) of the Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Note Issuer on or after the Closing Date (as defined in the Underwriting Agreement), the delivery of such documents and the taking of such actions (Section 5(a)(ix)).

     Section 1.03. Additional Duties. Error! Bookmark not defined. In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Note Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Note Issuer to prepare, file, obtain or deliver pursuant to the Related Agreements, and at the request of the Note Issuer shall take all appropriate action that it is the duty of the
Note  Issuer to take pursuant to the Related Agreements.  Subject to  Section
5.01 of this Agreement, and in accordance with the directions of the Note Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral and the Related Agreements as are not covered by any of the foregoing provisions and as are expressly requested by the Note Issuer and are reasonably within the capability of the Administrator.

          (a) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's reasonable opinion, no less favorable to the Note Issuer than would be available from unaffiliated parties.

     Section 1.04. Non-Ministerial Matters. Error! Bookmark not defined. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless the Administrator shall have notified the Note Issuer of the proposed action and the Note Issuer shall have consented. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

          (1)  the amendment of, or any supplement to, the Note Indenture;

          (2) the initiation of any claim or lawsuit by the Note Issuer and the compromise of any action, claim or lawsuit brought by or against the
     Note  Issuer (other than in connection with the collection  of  the  RTC
     Charge);

          (3)    the   amendment,  change  or  modification  of  the  Related
     Agreements;

          (4) the appointment of successor Note Registrars, successor Paying Agents and successor Note Trustees pursuant to the Note Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Note Trustee of its obligations under the Note Indenture; and

          (5)  the removal of the Note Trustee.

          (a) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and hereby agrees that it shall not, take any action that the Note Issuer directs the Administrator not to take on its behalf.

     Section 1.05. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Note Issuer and the Note Trustee at any time during normal business hours.

                                 ARTICLE II.

                                 Facilities

     Section 2.01. Facilities. During the term of this Agreement, the Administrator shall make available to or provide the Note Issuer with such facilities as are necessary to conduct the business of the Note Issuer and to comply with the terms of the Related Agreements. Such facilities shall include office space to serve as the principal place of business of the Note Issuer. Initially such office space will be located c/o Western Massachusetts Electric Company at 174 Brush Hill Avenue, West Springfield, Massachusetts 01089. All facilities provided to the Note Issuer hereunder shall be provided without warranty of any kind.

                                ARTICLE III.

                                Compensation

     Section 3.01. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, including the provision of facilities pursuant to Section 2.01, the Administrator shall be entitled to a fee of $75,000 per annum, payable in four equal installments for each quarterly period, payable on the Payment Date as defined in Section 1.01(a) of the Note Indenture. In addition, the Note Issuer shall reimburse the Administrator for all filing fees and expenses, legal fees, fees of outside auditors and other out-of-pocket expenses incurred by the Administrator in the course of performing its duties hereunder. The Administrator's compensation and other expenses payable hereunder shall be paid from the Collection Account pursuant to Section 8.02(d) of the Note Indenture, and the Administrator shall have no recourse against the Note Issuer for payment of such amounts other than in accordance with Section 8.02 of the Note Indenture.

                                 ARTICLE IV.

                           Additional Information

     Section 4.01. Additional Information To Be Furnished to Note Issuer. The Administrator shall furnish to the Note Issuer from time to time such additional information regarding the Collateral as the Note Issuer shall reasonably request.

                                 ARTICLE V.

                          Miscellaneous Provisions

     Section 5.01. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Note Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Note Issuer, the Administrator shall have no authority to act for or represent the Note Issuer in any way and shall not otherwise be deemed an agent of the Note Issuer.

     Section 5.02. No Joint Venture. Nothing contained in this Agreement shall (a) constitute the Administrator and the Note Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) be construed to impose any liability as such on any of them or (c) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 5.03. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Note Issuer.


     Section   5.04.    Term  of  Agreement:  Resignation  and   Removal   of
Administrator.

           Error! Bookmark not defined. This Agreement shall continue in force for one year and one day after the retirement of all Notes issued pursuant to the Note Indenture.
          (a) Subject to Sections 5.04(e) and 5.04(f), the Administrator may resign its duties hereunder by providing the Note Issuer with at least 60 days prior written notice.

          (b) Subject to Sections 5.04(e) and 5.04(f), the Note Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

          (c) Subject to Sections 5.04(e) and 5.04(f), at the sole option of the Note Issuer, the Administrator may be removed immediately upon written notice of termination from the Note Issuer to the Administrator if any of the following events shall occur:

          (1) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default is curable but cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Note Issuer);

          (2) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (3) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clause (2) or (3) of this Section shall occur, it shall give written notice thereof to the Note Issuer and the Note Trustee within seven days after the happening of such event.

          (d) No resignation or removal of the Administrator pursuant to this Section 5.04 shall be effective until (1) a successor Administrator shall have been appointed by the Note Issuer and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

          (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     Section 5.05. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to
Section 5.04(a) or the resignation or removal of the Administrator pursuant to Sections 5.04(b) or 5.04(c) respectively, the Administrator shall be entitled to be paid all fees accruing to it and expenses accrued by it in the performance of its duties hereunder through the date of such termination, resignation or removal, to the extent permitted under Article III. The Administrator shall forthwith upon such termination pursuant to Section 5.04(a) deliver to the Note Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 5.04(b), 5.04(c), or 5.04(d) respectively, the Administrator shall cooperate with the
Note Issuer and take all reasonable steps requested to assist the Note Issuer in making an orderly transfer of the duties of the Administrator.

     Section 5.06. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Administration Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, except that notices to the Note Trustee are effective only upon receipt:

          (a)  if to the Note Issuer, to

               WMECO Funding LLC
                 c/o Western Massachusetts Electric Company
                 174 Brush Hill Avenue
                 West Springfield, MA 01089

               with a copy to:
               Western Massachusetts Electric Company
                 c/o Northeast Utilities Service Company
                 107 Selden Street
                 Berlin, CT 06037
               Attention:  Assistant Treasurer-Finance
               Facsimile:     (860) 665-5457
               Telephone:     (860) 665- 3258
               Email:         shoopra@nu.com

          (b)  if to the Administrator, to

               Western Massachusetts Electric Company
                 174 Brush Hill Avenue
                 West Springfield, MA 01089

               with a copy to:
               Western Massachusetts Electric Company
                 c/o Northeast Utilities Service Company
               if by U.S. Mail:
                 P.O. Box 270
                 Hartford, CT  06141-0270
               if by courier:
                 107 Selden Street
                 Berlin, CT  06037
               Attention:  Assistant Treasurer-Finance
               Facsimile:     (860) 665 -5457
               Telephone:     (860) 665-3258

          (c)  if to the Note Trustee, to

               The Bank of New York, as trustee
                 101 Barclay Street
                 Floor 12 East
                 New York, NY  10286
               Attention:  ABS Unit
               Facsimile:     (212) 815-5563
               Telephone:     (212) 815-5368

          (d) if to the Rating Agencies, to their addresses as set forth in the Note Indenture.



or to such other address as any party shall have provided to the other parties in writing.

     Section 5.07. Amendments. This Agreement may be amended in writing by the Administrator and the Note Issuer and with the prior written consent of the Note Trustee (which consent shall not unreasonably be withheld), but without the consent of any of the Noteholders, the Certificate Trustee or any of the Certificateholders (notwithstanding any provision of any other document that would otherwise require such consent as a precondition of Note Trustee consent), to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the Note Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended in writing from time to time by the Administrator and the Note Issuer with the written consent of the Note Trustee and the written consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, RTC Charge Collections without the consent of the Holders of all the outstanding Notes.

     If the written consent of Noteholders is required in connection with an amendment hereof, approval by Noteholders of the substance of any proposed amendment or consent shall constitute sufficient consent of the Noteholders pursuant to this Section, and it shall not be necessary that Noteholders approve of the particular form of any amendment or consent.

     Promptly after the execution of any such amendment and the requisite consents, if any, the Administrator shall furnish written notification of the substance of such amendment and a copy thereof to the Note Trustee and each of the Rating Agencies.

     Prior to its consent to any amendment to this Agreement, the Note Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Note Trustee may, but shall not be obligated to, enter into any such amendment which affects the Note Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 5.08. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Note Issuer and the Note Trustee and is subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Note Issuer and the Note Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Note Issuer and the Note Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and the Rating Agency Condition is satisfied. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 5.09. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Administrator, the Note Issuer, the Trust, the Note Trustee, the Noteholders, the Certificate Trustee, the Certificateholders, the Delaware Trustee and the Agencies. The Noteholders and the Certificateholders shall be entitled to enforce their rights and remedies against the Administrator under this agreement solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein, except for the indemnities specifically provided in Section 5.15. The Persons listed in this section as having the benefit of this Agreement and the Indemnified Persons listed in Section 5.15 shall have rights of enforcement with respect to their respective rights in, to and under this Agreement.

     Section 5.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.11. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section  5.12.   Counterparts.   This  Agreement  may  be  executed   in
counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 5.13. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.14. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement or the Note Indenture, but subject to the DTE's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the Seller of the Transition Property pursuant to Section 1H(d)(5) of Chapter 164 of the Massachusetts General Laws, the Administrator shall not, prior to the date which is one year and one day after the termination of the Note Indenture with respect to the Note Issuer, petition or otherwise invoke or cause the Note Issuer or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or the Trust or any substantial part of the property of the Note Issuer or the Trust, or ordering the winding up or liquidation of the affairs of the Note Issuer or the Trust.

     Section  5.15.  Indemnification.  The Administrator shall indemnify  the
Note Issuer, the Note Trustee, the Delaware Trustee, the Certificate Trustee, the Trust, The Commonwealth of Massachusetts, the Executive Office for Finance and Administration of The Commonwealth of Massachusetts, the Agencies, and their respective officials, officers, directors, managers, employees, consultants, counsel and agents (each an "Indemnified Person") for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, actions, suits, claims, losses, damages, payments, costs or expenses of any kind whatsoever ("Losses") that may be imposed on, incurred by or asserted against any such Person as a result of the Administrator's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement; provided, however, that the Administrator shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person. The Noteholders and the Certificateholders shall be entitled to enforce their rights and remedies against the Administrator under this indemnification solely through a cause of action brought for their benefit by the Note Trustee or the Certificate Trustee, as the case may be. The Administrator shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the written consent of the Administrator, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Administrator under this Section 5.15, notify the Administrator in writing of such involvement. Failure by an Indemnified Person to so notify the Administrator shall relieve the Administrator from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.15 only to the extent that the Administrator suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.15, the Administrator shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Administrator of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Administrator shall be entitled to appoint counsel of the Administrator's choice at the Administrator's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Administrator under this Section 5.15 (in which case the Administrator shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Administrator's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Administrator shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Administrator to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Administrator and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Administrator, (iii) the Administrator shall not have employed counsel reasonably satisfactory to the Indemnified
Person  to  represent the Indemnified Person within a reasonable  time  after notice of the institution of such action or (iv) the Administrator shall authorize the Indemnified Person to employ separate counsel at the expense of the Administrator. Notwithstanding the foregoing, the Administrator shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Administrator will not, without the prior written consent of the
Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this
Section 5.15 (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. The indemnities contained in this Section 5.15 shall survive the resignation of the Note Trustee, the Certificate Trustee or the Delaware Trustee or the termination of this Agreement.

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     IN   WITNESS  WHEREOF,  the  parties  have  caused  this  Administration
Agreement to be duly executed and delivered under seal as of the day and year first above written.

                              WMECO FUNDING LLC, as Note Issuer


                              By: /s/Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:    President


                              WESTERN MASSACHUSETTS ELECTRIC COMPANY, as
                              Administrator


                              By: /s/Randy A. Shoop
                                  Name:  Randy A. Shoop
                                  Title:   Assistant Treasurer-Finance